UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):March 4 2009

______________

THE CHILDREN’S INTERNET, INC.

(Exact name of registrant as specified in charter)

______________

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

000-29611	20-1290331
(Commission File Number)	(IRS Employer Identification No.)

2377 Gold Meadow Way,

SUITE 100

Gold River, CA 95670

(Address of Principal Executive Offices and zip code)

(916)631-1987

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01

Changes in Registrant’s Certifying Accountant

a.i: On March 4, 2009, the Company was informed by its auditors Hunter & Renfro, LLP that they had resigned as the Company’s Auditors, effective immediately. A copy of this letter has been attached hereto as Exhibit 16.1. The resignation was purportedly due to an outstanding invoice for the 3rd quarter totaling $358.45, for an outstanding invoice for the 4th quarter totaling $1,687 and because payment was made late on the 2007 10-K filing. The Company denies that the $358.45 is owed, the Company never received an invoice prior to the resignation letter for the $1,687 and the Company makes note that although it was late on the 2007 year-end 10-K payment, the payment was made in full and thereafter Hunter & Renfro continued serving as the Company’s auditors.

In addition, Hunter & Renfro states in its resignation Letter that it proposed an engagement letter to the Company on January 29, 2009 and that the Company’s failure to enter into the engagement letter was also a cause of the resignation. The Company assumes this is the basis for Hunter & Renfro’s resignation given the Company never received any communication from Hunter & Renfro after it received a copy of the engagement letter and prior to receiving the resignation letter and prior to receiving the resignation letter.

a.iv: The resignation was not the result of a disagreement between the parties.

2: The company has retained the services of Ehrhard, Keefe, Steiner, & Hottman, PC pursuant to the engagement letter attached hereto as Exhibit 16.2.

3: The Company has forwarded a copy of this 8-K to Hunter & Renfro and requested a letter from it addressed to the Commission stating it agrees with statements made by the Company in response to 304 (a) or if not, why not. See Exhibit 16.3 for a copy of this letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S INTERNET, INC.

Date: April 29, 2009	By:	/s/ RICHARD J. LEWIS III
Richard J. Lewis III, Chief Executive Officer

3